ICON ECI Fund Fifteen, L.P.

First Quarter Portfolio Overview

2013

ICON ECI Fund Fifteen, L.P.

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	2

Disposition Following the Quarter	3

Portfolio Overview	3

Revolving Line of Credit	5

Perfomance Analysis	6

Transactions with Related Parties	6

Financial Statements	8

Forward Looking Statements	13

Additional Information	13

ICON ECI Fund Fifteen, L.P.

As of July 25, 2013

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2013.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund commenced its offering period on June 6, 2011 and, through March 31, 2013, we raised $172,906,128 in capital contributions.  During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended March 31, 2013:

Go Frac, LLC
Investment Date:	02/15/2013	Collateral:	Oil well fracking, cleaning and servicing equipment acquired for approximately $11,804,000.
Structure:	Lease
Expiration Date:	11/30/2016
Purchase Price:	$11,804,000*
Equity Invested:	$6,846,000*

Heniff Transportation Systems, LLC
Investment Date:	03/01/2013	Collateral:	Tractors, stainless steel tank trailers and related equipment valued at approximately $44,810,000.
Structure:	Loan
Expiration Date:	08/31/2016
Facility Amount: Equity Invested:	$12,000,000 $7,200,000
* Approximate amount.

ICON ECI Fund Fifteen, L.P.

Investments Following the Quarter

The Fund made the following investments after the quarter ended March 31, 2013:

Ardmore Shipholding Limited
Investment Date:	04/02/2013	Collateral:	Two chemical tanker vessels acquired for $37,100,000.
Structure:	Lease
Expiration Date:	04/30/2018
Purchase Price:	$37,100,000
Equity Invested:	$4,868,000

Lubricating Specialties Company
Investment Date:	04/05/2013	Collateral:	Liquid storage tanks, blending lines and packaging equipment valued at approximately $52,030,000.
Structure:	Loan
Expiration Date:	08/01/2018
Facility Amount:	$18,000,000
Equity Invested:	$13,500,000

Jurong Aromatics Corporation Pte. Ltd.
Investment Date	05/15/2013	CCollateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore valued at approximately $2,260,000,000.
Structure:	Loan
Expiration Date:	01/16/2021
Facility Amount:	$27,500,000
Equity Invested:	$11,385,000

Quattro Plant Limited
Investment Date:	07/12/2013	Collateral:	Rail support construction equipment valued at £27,573,000.
Structure:	Loan
Expiration Date:	08/01/2016
Facility Amount:	£4,000,000
Equity Invested:	£4,000,000

ICON ECI Fund Fifteen, L.P.

Disposition Following the Quarter

The Fund disposed of the following investments after the quarter ended March 31, 2013:

Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Disposition Date:	Various through 04/10/2013
Equity Invested:	$5,000,000
Total Proceeds Received:	$3,225,000*

SeaChange Maritime
Structure:	Loan	Collateral:	Two containership vessels.
Disposition Date:	07/10/2013
Equity Invested:	$5,750,000
Total Proceeds Received:	$6,844,000**

* Due to Kanza’s failure to meet certain payment obligations, the collateral was repossessed and sold. Although a substantial portion of the loan has been recovered, the Fund continues to pursue all legal remedies to obtain payment of the outstanding loan balance.
** Approximate amount through life of the investment.

Portfolio Overview
As of March 31, 2013, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014
Equity Invested:	$2,000,000

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier.
Expiration Date:	11/22/2016
Equity Invested:	$5,299,000

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020
Equity Invested:	$17,025,000**
* *Approximate amount.

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Date:	01/01/2017
Equity Invested:	$5,800,000

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017
Equity Invested:	$9,518,000*

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	09/30/2015 10/31/2015
Equity Invested:	$17,943,000

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Expiration Date:	02/01/2018
Equity Invested:	$2,500,000
Bergshav Product Tankers
Structure:	Loan	Collateral:	Three product tanker vessels.
Expiration Date:	10/04/2017
Equity Invested:	$7,000,000

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	06/03/2021
Equity Invested:	$5,400,000

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

SeaChange Maritime
Structure:	Loan	Collateral:	Two containership vessels.
Expiration Date:	07/10/2017
Equity Invested:	$5,750,000

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	06/30/2014
Equity Invested:	$1,786,000

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	EquipmEqEquipment and related inventory used in oil field services business.
Expiration Date:	10/01/2017
Equity Invested:	$2,482,000*

Go Frac, LLC
Structure:	Lease	CCollateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Date:	02/15/2013
Equity Invested:	$6,846,000*

Heniff Transportation Systems, LLC
Structure:	Loan	CCollateral:	Tractors, stainless steel tank trailers and related equipment.
Expiration Date:	08/31/2016
Equity Invested:	$7,200,000*

* Approximate amount.

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien by third parties.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015 and increased to $10,000,000. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the current London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At March 31, 2013, there were no obligations outstanding under the Facility.

ICON ECI Fund Fifteen, L.P.

Performance Analysis

Capital Invested As of March 31, 2013	$115,665,223
Leverage Ratio	0.52:1*
% of Receivables Collected in the Quarter Ended March 31, 2013	100%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of July 8, 2013.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimburse our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses will be capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests are sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.  Accordingly, our General Partner and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2013 through the date of this report, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $4,211,000.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties (continued)

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $30,789 and $8,095 for the three months ended March 31, 2013 and 2012, respectively.  Additionally, our General Partner’s interest in our net income (loss) was $10,103 and $(148) for the three months ended March 31, 2013 and 2012, respectively.

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

			Three Months Ended March 31,
Entity	Capacity	Description	2013	2012
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements (1)	$142,024	$202,200
ICON Securities, LLC	Dealer-Manager	Dealer-manager fees (2)	642,252	1,102,522
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	1,290,123	658,377
ICON Capital, LLC	Investment Manager	Management fees (4)	209,491	26,817
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (4)	969,695	419,085
Fund Fourteen	Noncontrolling Interest	Interest expense (4)	95,279	119,000
			$3,348,864	$2,528,001
(1)  Amount capitalized and amortized to partners' equity.
(2)  Amount charged directly to partners' equity.
(3)  Amount capitalized and amortized to operations.
(4)  Amount charged directly to operations.

At March 31, 2013, we had a net payable of $3,067,224 due to our General Partner and its affiliates that consisted of a payable of approximately $2,497,000 due to our affiliate related to its noncontrolling interest in the Lewek Ambassador, an acquisition fee payable to our Investment Manager and administrative expense reimbursements.

At December 31, 2012, we had a net payable of $3,041,918 due to our General Partner and its affiliates that primarily consisted of a payable of approximately $2,442,000 due to our affiliate related to its noncontrolling interest in the Lewek Ambassador and administrative expense reimbursements.

From April 1, 2013 through May 9, 2013, we raised an additional $11,144,933 in capital contributions and paid or accrued dealer-manager fees to ICON Securities in the amount of $309,677.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Balance Sheets

	March 31,	December 31,
	2013	2012
	(unaudited)
Assets
Cash	$44,332,819	$37,990,933
Net investment in notes receivable	50,484,880	43,136,956
Leased equipment at cost (less accumulated depreciation of
$4,721,594 and $2,167,417, respectively)	108,405,895	98,872,792
Net investment in finance leases	24,523,914	25,126,700
Deferred charges	412,892	832,164
Other assets	2,880,304	2,314,802
Total assets	$231,040,704	$208,274,347
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$67,520,833	$69,250,000
Due to General Partner and affiliates, net	3,067,224	3,041,918
Accrued expenses and other liabilities	8,819,134	6,059,960
Total liabilities	79,407,191	78,351,878

Equity:
Partners' equity:
Limited partners	141,403,648	123,633,993
General Partner	(127,578)	(106,892)
Total partners' equity	141,276,070	123,527,101
Noncontrolling interests	10,357,443	6,395,368
Total equity	151,633,513	129,922,469
Total liabilities and equity	$231,040,704	$208,274,347

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Operations (unaudited)

	Three Months Ended March, 31
	2013	2012
Revenue:
Finance income	$2,034,976	$705,195
Rental income	4,264,395	-
Other income	13,262	3,769
Total revenue	6,312,633	708,964

Expenses:
Management fees	209,491	26,817
Administrative expense reimbursements	969,695	419,085
General and administrative	304,465	232,801
Interest	1,028,124	188,093
Depreciation	2,554,177	-
Total expenses	5,065,952	866,796
Net income (loss)	1,246,681	(157,832)
Less: net income (loss) attributable to noncontrolling interests	236,391	(143,063)
Net income (loss) attributable to Fund Fifteen	$1,010,290	$(14,769)

Net income (loss) attributable to Fund Fifteen allocable to:
Limited partners	$1,000,187	$(14,621)
General Partner	10,103	(148)
	$1,010,290	$(14,769)

Weighted average number of limited partnership interests outstanding	162,992	52,155

Net income (loss) attributable to Fund Fifteen per weighted average limited partnership interest outstanding	$6.14	$(0)

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited			Total
	Partnership	Limited	General	Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2012	150,972	$123,633,993	$(106,892)	$123,527,101	$6,395,368	$129,922,469

Net income	-	1,000,187	10,103	1,010,290	236,391	1,246,681
Proceeds from sale of limited
partnership interests	22,643	22,464,607	-	22,464,607	-	22,464,607
Sales and offering expenses	-	(2,647,053)	-	(2,647,053)	-	(2,647,053)
Cash distributions	-	(3,048,086)	(30,789)	(3,078,875)	(176,796)	(3,255,671)
Investment by noncontrolling interests	-	-	-	-	3,902,480	3,902,480
Balance, March 31, 2013 (unaudited)	173,615	$141,403,648	$(127,578)	$141,276,070	$10,357,443	$151,633,513

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$1,246,681	$(157,832)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Finance income	172,974	64,090
Depreciation	2,554,177	-
Interest expense from amortization of debt financing costs	56,921	2,478
Interest expense from amortization of seller's credit	69,801	-
Paid-in-kind interest	54,470	-
Changes in operating assets and liabilities:
Other assets	(658,325)	9,871
Deferred revenue	124,448	22,400
Due to General Partner and affiliates, net	(61,188)	(128,825)
Accrued expenses and other liabilities	2,611,719	(225,517)
Net cash provided by (used in) operating activities	6,171,678	(413,335)
Cash flows from investing activities:
Purchase of equipment	(12,087,280)	-
Principal received on finance leases	574,539	105,222
Investment in notes receivable	(7,726,224)	(14,560,686)
Principal received on notes receivable	222,681	60,417
Net cash used in investing activities	(19,016,284)	(14,395,047)
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(1,729,167)	-
Sale of limited partnership interests	22,464,607	37,118,509
Sales and offering expenses paid	(2,085,757)	(3,617,390)
Deferred charges paid	(110,000)	(204,151)
Investment by noncontrolling interests	3,902,480	117,500
Distributions to noncontrolling interests	(176,796)	-
Cash distributions to partners	(3,078,875)	(809,550)
Net cash provided by financing activities	19,186,492	32,604,918
Net increase in cash	6,341,886	17,796,536
Cash, beginning of period	37,990,933	5,383,978
Cash, end of period	$44,332,819	$23,180,514

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2013	2012
Supplemental disclosure of cash flow information:

Cash paid for interest	$799,426	$-

Supplemental disclosure of non-cash investing and financing activities:

Organizational and offering expenses due to Investment Manager	$32,025	$1,951
Organizational and offering expenses charged to equity	$561,296	$241,922
Dealer-manager fees due to ICON Securities	$-	$31,889

ICON ECI Fund Fifteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the section entitled Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.

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